EXHIBIT 99.1

                                                                            COPY

                          Grand Court Lifestyles, Inc.
                           Case Number: O0-32578(NLW)
                        Reporting Period: September 2000

                            MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------------------------------
                                                                     Form        Document    Explanation
REQUIRED DOCUMENTS                                                    No         Attached     Attached
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1             X
--------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)       X
--------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                         X
--------------------------------------------------------------------------------------------------------
  Cash disbursement journals (attached to bank reconciliations)                     X
--------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2             X
--------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3             X
--------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
--------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                        X
--------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                               X
--------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
--------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                  X
--------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5            N/A
--------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5             X
--------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.

/s/ Catherine V. Merlino    CFO                            10/16/00
------------------------------------------                 --------
Signature of Debtor                                          Date


/s/ Catherine V. Merlino    CFO                            10/16/00
------------------------------------------                 --------
Signature of Authorized Individual                           Date


/s/ Catherine V. Merlino    CFO                            10/16/00
------------------------------------------                 --------
Printed Name of Authorized Individual                        Date

Case Number: 00-32578(NLW)

                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule at Cash Receipts and Disbursements
                     September 1, 2000 - September 30, 2000

                                               -------------------------------------------------------------------------------------
                                                                             Bank Accounts
                                               -----------------------------------------------------------------------     Current
                                                  (1)       Payroll     Payroll    Multi-family  Real Estate   Rental      Period
                                               Operating      Boca      Fort Lee   Sales-Escrow      Tax       Agency      Actual
                                               -------------------------------------------------------------------------------------
Cash 9/1/00                                    1,620,572         948      26,476     934,270       93,194       25,056    2,700,516
                                               =====================================================================================

Cash Receipts
Transfer to/from DIP accounts                                                                                                     0
Transfers (from DIP accounts)                    255,000     140,000     200,000                                            595,000
Management fees                                  110,593                                                                    110,593
Bookkeeping fees                                  51,250                                                                     51,250
General Partner fees                             112,798                                                                    112,798
Sterling National Bank                  (2)                                                                                       0
Vendor refunds & expense reimbursements           17,623                                                                     17,623
Notes loans & other receivables                  527,954                                                                    527,954
Interest income                         (3)      184,994                                                                    184,994
Construction funding reimbursements                                                                                               0
Return of earnest money                                                                                                           0
Lucinai Contribution                                                                                                              0
Multi-family Sales                                                                                                                0
Interest income-Bankruptcy                         3,565                               1,768          176           47        5,556
                                               -------------------------------------------------------------------------------------

Total Receipts                                 1,263,777     140,000     200,000       1,768          176           47    1,605,768

Cash Disbursements

Net Payroll and related taxes and expenses                  (138,932)   (196,597)                                          (335,529)
Insurance                                        (50,662)                                                                   (50,662)
Administrative                                  (123,443)                   (710)                                          (124,153)
Taxes                                                                                                                             0
Other (see attached schedule)                    (45,533)                                                                   (45,533)
Transfers (to DIP accounts)                     (595,000)                                                                  (595,000)
Restructuring Costs                               (7,040)                                                                    (7,040)
US Trustee Quarterly Fees                                                                                                         0
                                               -------------------------------------------------------------------------------------

Total Cash Disbursements                        (821,678)   (138,932)   (197,307)          0            0            0   (1,157,917)
                                               -------------------------------------------------------------------------------------

Net Cash Flow                                    442,099       1,068       2,693       1,768          176           47      447,851
                                               -------------------------------------------------------------------------------------

Cash September 30, 2000                        2,062,671       2,016      29,169     936,038       93,370       25,103    3,148,367
                                               =====================================================================================

                                               ---------------

                                                  Cumulative
                                                filing to date
                                                    Actual
                                               ---------------
Cash 9/1/00                                       2,998,777
                                               ===============

Cash Receipts
Transfer to/from DIP accounts                             0
Transfers (from DIP accounts)                     5,672,174
Management fees                                     430,204
Bookkeeping tees                                    355,000
General Partner fees                                831,798
Sterling National Bank                  (2)          (5,981)
Vendor refunds & expense reimbursements             283,428
Notes loans & Other receivables                   1,684,898
Interest income                         (3)         365,210
Construction funding reimbursements                  73,376
Return of earnest money                              23,739
Lucinai Contribution                                261,557
Multi-family Sales                                  899,405
Interest income-Bankruptcy                           31,867
                                               ------------

Total Receipts                                   10,906,675

Cash Disbursements

Net Payroll and related taxes and expenses       (2,609,189)
Insurance                                          (379,512)
Administrative                                     (965,848)
Taxes                                              (127,293)
Other (see attached schedule)                      (891,993)
Transfers (to DIP accounts)                      (5,672,174)
Restructuring Costs                                 (99,826)
US Trustee Quarterly Fees                           (11,250)
                                               ------------

Total Cash Disbursements                        (10,757,085)
                                               ------------

Net Cash Flow                                       149,590
                                               ------------

Cash September 30, 2000                           3,148,367
                                               ============

Calculating Trustee Quarterly Fees from Current Month Actual

                                                               Total
                                                           Disbursements
                                                           -------------

Total Disbursements                                          1,157,917
Less: Transfers to Debtor In Possession accounts              (595,000)
Plus: Estate Disbursements made by outside sources                   0
                                                             ---------
                                                               562,917
                                                             =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff
(3) The debtor received $598,407 of cash flow from multi-family properties in the month of September. Of this amount $184,994 was interest income on the related purchase notes, $41,510 of which was interest on a purchase note collateralizing a debenture where Bank of New York is the paying agent. The balance received of $413,413 was applied against receivables.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
September 1, 2000 - September 30, 2000

Disbursements-Other

Property Funding-operations                                  7,200.00 (1)
Property Funding-Insurance                                  35,385.00 (2)
Property Funding-utilities                                   2,948.00 (3)
                                                            ---------

                                                            45,533.00
                                                            =========

(1) Amount represents total advanced by debtor to a wholly-owned entity.
(2) Amount represents total advanced to three senior living properties to pay insurance premiums.
(3) Amount represents total advanced to a senior living property for payment of utilities.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
SEPTEMBER 30, 2000

Beginning Balance @09/01/00                                          101,594.77

Add: Cash Receipts                                                   595,000.00
Less: Cash Disbursements                                            (596,273.97)
                                                                    -----------

Book Balance @09/30/00                                               100,320.80

Less: Deposits and transit                                                 0.00
Add: Outstanding Checks                                               53,668.68
                                                                    -----------

Bank Balance @09/30/00                                               153,989.48
                                                                    ===========

GRAND COURT LIFESTYLES, INC.
CHASE CHECKING ACCOUNT
CASH RECEIPTS
SEPTEMBER 30, 2000

Deposit                                                               Deposit
  Date                        Description                             Amount
--------------------------------------------------------------------------------

09/05/00          Transfer from Chase money market acct.             40,000.00
09/12/00          Transfer from Chase money market acct.            149,000.00
09/14/00          Transfer from Chase money market acct.             50,000.00
09/18/00          Transfer from Chase money market acct.             70,000.00
09/26/00          Transfer from Chase rental agency acct.           191,000.00
09/27/00          Transfer from Chase money market acct.             20,000.00
09/29/00          Transfer from Chase money market acct.             75,000.00
                                                                    ----------

                                                                    595,000.00
                                                                    ==========

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
SEPTEMBER 30, 2000

Beginning Balance @09/01/00                                        1,518,979.19
Add: Cash Receipts                                                 1,038,370.70
Less: Cash Disbursements                                            (595,000.00)
                                                                   ------------

Book Balance @09/30/00                                             1,962,349.89

Less: Deposits in Transit-                                           (23,308.00)
Add: Outstanding Checks-                                                   0.00
                                                                   ------------

Bank Balance @09/30/00                                             1,939,041.89
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
SEPTEMBER 30, 2000

                                                                                            Bank
                                                                     GCL                  Statement
                                                              -------------------------------------
Conerstone-August                                        9/05      65,574.70   9/06       65,574.70
Cash Surplus                                             9/05     463,077.67   9/06      463,077.67
Seward                                                   9/06       4,730.60   9/07        4,730.60
GP Fees                                                  9/11      27,250.00   9/12       27,250.00
Bookkeeping Fees                                         9/11      62,500.00   9/11       62,500.00
Supervisory Fees                                         9/11      51,250.00   9/11       51,250.00
BMR Estate-Reimburs Fed-Ex                               9/11          86.18   9/12           86.18
Cash Surplus                                             9/12       9,388.10   9/13        9,388.10
Cash Surplus                                             9/15      21,275.61   9/18       21,275.61
Boca-Reimburse Fed-Ex                                    9/15         301.05   9/11          301.05
Boca-Ft Myers Guarantee Fee                              9/15       7,744.76   9/11        7,744.76
Postdates-9/15/00                                        9/15         842.50   9/18          842.50
Management Fees                                          9/18      73,031.42   9/18       73,031.42
Boca-Reimburse Fed-Ex                                    9/19      17,176.28   9/19       17,176.28
Homestead                                                9/19       5,662.22   9/20        5,662.22
Seaford/Dampog 9/25 n/c                                  9/21      30,000.00   9/22       30,000.00
Villa Americana-Cash flow surplus                        9/22      99,000.00   9/25       99,000.00
Refund-NY Times                                          9/26         289.00   9/27          289.00
Batchelor Receivables                                    9/27      42,500.00   9/28       42,500.00
Management Fees****                                     10/02      29,817.27   9/29       29,817.27
Interest Income                                          9/29       3,565.34   9/29        3,565.34
Chang-Hill Top Abilene                        D-I-T      9/29         200.00
ADP-Refund                                    D-I-T      9/29          60.00
Transfer from Leisure Facilities Accts        D-I-T      9/29       6,474.00
Transfer from Grand Court Facilities Accts    D-I-T      9/29      16,574.00
                                                              -------------------------------------

                                                                1,038,370.70           1,015,062.70
                                                              =====================================

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
SEPTEMBER 30, 2000

               Vendor                                                   Check
 Check No       Name                      Reference                      Date         Amount
----------------------------------------------------------------------------------------------
Debit        Grand Court   Transfer to Chase Business Checking Acct.   09/06/00      40,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   09/12/00     149,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   09/15/00      50,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   09/18/00      70,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   09/26/00     191,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   09/27/00      20,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   09/29/00      75,000.00
                                                                                    ----------

                                                                                    595,000.00
                                                                                    ==========

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\100GCLPR.WK4
Bank Atlantic-Boca Payroll

                                                                2000
                                                             September

BOOK BAL BEGINNING                                               949.47

CR - PER G/L
                                           WT fm Chase        69,000.00
                                           WT fm Chase        71,000.00

CD-PAYROLL-per ADP sheets                      9/15/00       (66,670.87)
                                               9/29/00       (68,049.47)

401-k transfer                                 9/15/00        (1,782.03)
401-k transfer                                 9/29/00        (1,782.03)
401-k transfer
Garnishments                                   9/15/00          (300.00)
Garnishments                                   9/29/00          (300.00)
Garnishments
CD-S/C                                                           (46.39)

BOOK BAL ENDING                                                2,018.68
                                                             ==========
DIT:


0/S.
                                      9/29 garnishment           300.00
                                             9/19 401K         1,782.03
                                                  2607           188.39
                                                  2637         1,234.12
                                                  2638           849.57
                                                  2639           929.72
                                                  2640           819.82
                                                  2641         1,018.96
                                                  2642         1,472.70
                                                  2643         1,076.34
                                                  2647           923.95
                                                  2648           946.55
                                                  2649           286.02
                                                  2650           833.34
                                                  2651         5,476.53
                                                  2652         1,207.22
                                                  2653         1,005.37
                                                  2654         1,329.60
                                                  2656         1,405.73
                                                  2657         2,068.63
                                                  2658           956.50
                                                  2659         1,179.44
                                                  2660         7,097.60
                                                  2661         4,698.65
                                                  2662           535.92
                                                  2663         1,070.29
                                                  2664           971.30
                                                  2665         1,356.44
                                                  2666           864.44
                                                  2667         2,821.73
                                                  2668         1,088.16
                                                  2669           855.35
                                                  2670         2,308.71
                                                  2671         3,279.13
                                                  2672           902.58
                                                  2673           605.02
                                                  2674           840.46
                                                  2675           727.59
                                                  2676           872.23
                                                  2678           847.54
                                                  2879         2,998.78
                                                  2680         1,485.04




Total o/s checks                                              63,517.49

BANK BALANCE                                                  65,536.17
                                                             ==========


Per Bank Statement                                            65,536.17

                                                                  (0.00)

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\100GCLPR.WK4

                                                                   Sept
                                                                   2000

BOOK BAL BEGINNING                                              23,033.24

CR - PER G/L                                   WT fm Chase      80,000.00
                                               WT fm Chase     120,000.00



CD-PAYROLL-per ADP sheets                          9/15/00     (12,050.30)
                                                   9/28/00     (57,686.97)


Health insurance                                   ck#1227      (3,096.42)

Payroll taxes                                      9/15/00     (13,546.55)
Payroll taxes                                      9/15/00     (28.977.89)
Payroll taxes                                      9/28/00     (27,089.72)
Payroll taxes                                      9/28/00     (28,089.93)
Payroll taxes
Payroll taxes
Garnishments                                       ck#1224      (1,311.50)
Garnishments                                       ck#1225      (1,311.50)
Garnishments
Other CD
Manual check-included in prior month CD
Manual check-included in prior month CD
Manual check-not included in ADP                   ck#1226        (562.68)
Voided cks per ADP included in prior month         ck#2988     (22,874.70)
Voided cks per ADP included in prior month
Voided checks not yet in ADP
Voided checks not yet in ADP
Voided checks not yet in ADP
Voided checks not yet in ADP
safety deposit box
Other-ADP charges                                   9/1/00         (73.96)
Other-ADP charges                                   9/1/00        (114.97)
Other-ADP charges                                  9/17/00        (119.96)
Other-ADP charges                                     9/22        (161.47)
Other-ADP charges                                  9/29/00         (73.96)
CD-S/C                                                            (150.00)

BOOK BAL ENDING                                                 25,740.76

DIT:



O/S:                                               ck#3013       2,893.61
                                                   ck#3014       1,032.36
                                                   ck#3018       6,694.71
                                                   ck#3019       5,905.24
                                                   ck#3021       4,653.56
                                                   ck#3023       1,947.54
`                                                  ck#3024       1,767.39
                                                   ck#1225       1,311.50
                                                   ck#l227       3,096.42
                                                   ADP charge       73.96


Total Outstanding Checks                                        29,376.29

BANK BALANCE                                                    55,117.05


Per Bank Statement                                              55,117.05

                                                                    (0.00)

GRAND COURT LIFESTYLES INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\100GCLPR.WK4
Grand Court Ft Lee Payroll Corp

                                                                2000
                                                                Sept

BOOK BAL BEGINNING                                            3,444.31

Other
CD-S/C                                                          (16.03)

BOOK BAL ENDING                                               3,428.28
                                                              ========

DIT:


0/S:


                                                                  0.00

BANK BALANCE                                                  3,428.28
                                                              ========


Per Bank Statement                                            3,428.28

                                                                 (0.00)

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
SEPTEMBER 30, 2000

Beginning Balance @09/01/00                                 934,269.90

Add: Cash Receipts-Interest Income                            1,767.77
Less: Cash Disbursements                                          0.00
                                                           -----------

Book Balance @09/30/00                                      936,037.67

Less: Deposits in Transit                                         0.00
Add: Outstanding Checks                                           0.00
                                                           -----------

Bank Balance @09/30/00                                      936,037.67
                                                           ===========

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
SEPTEMBER 30, 2000

Beginning Balance @09/01/00                                  93,194.41

Add: Cash Receipts-Interest Income                              176.34
Less: Cash Disbursements                                          0.00
                                                            ----------

Book Balance @09/30/00                                       93,370.75

Less: Deposits in Transit                                         0.00
Add: Outstanding Checks                                           0.00
                                                            ----------

Bank Balance @09/30/00                                       93,370.75
                                                            ==========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
SEPTEMBER 30, 2000

Beginning Balance @09/01/00                                  25,055.78

Add: Cash Receipts-Interest                                      47.41
Less: Cash Disbursements                                          0.00
                                                            ----------

Book Balance @09/30/00                                       25,103.19

Less: Deposits in Transit                                         0.00
Add: Outstanding Checks                                           0.00
                                                            ----------

Bank Balance @09/30/00                                       25,103.19
                                                            ==========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                     September 1, 2000 - September 30, 2000

                                                               Cumulative Filing
                                                   9/30/00          to Date
                                                ----------------------------
Revenues:

Management Fee Income                               242,343        1,330,163
General Partner Fees                                 27,250          177,145
Interest Income                                     978,884        6,223,162
Deferred Profit Earned                               48,831          332,580
                                                ----------------------------

Total Revenues                                    1,297,308        8,063,050

Administrative Expenses:

Travel                                                1,280           29,469
Telephone                                            15,309          105,164
Federal Express                                      (6,762)          13,536
Postage                                                   0           24,706
Office Supplies & Expense                             5,596           53,666
Outside Storage                                       1,722           10,480
Miscellaneous                                             0           33,135
ADP                                                     544            3,735
Legal & Accounting                                        0           27,367
Licenses & Filing Fees                                  330           14,216
Recruitment                                               0            8,787
Printing                                                200            7,812
Caton Expenses                                        9,496           76,760
Rent                                                 63,494          370,978
Computer Equipment Maintenance                       19,824           88,971
Insurance                                            50,927          269,541
Equipment Leases                                      9,356           42,543
Office Salaries and expenses                        334,935        2,486,921
Director's Fees                                           0            6,000
Interest                                                151           23,130
Corporate Taxes                                           0           52,900
Amortization                                         19,672          127,869
                                                ----------------------------

Total Administrative Expenses                       526,074        3,877,686
                                                ----------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)            4,225,874       22,117,109
                                                ----------------------------

Total Expenses                                    4,751,949       25,994,796
                                                ----------------------------

Net Loss Before Reorganization Expenses          (3,454,640)     (17,931,745)
                                                ----------------------------

Restructuring Expenses:
Administrative fees                                  (5,451)         (96,817)
Professional fees                                  (208,000)        (705,000)
US Trustee Quarterly Fees                                 0          (11,250)
Interest Earned on Accumulated Cash
  from Chapter 11                                     5,557           31,869
                                                ----------------------------

Total Reorganization Expenses                      (207,894)        (781,198)
                                                ----------------------------

Net Income (Loss)                                (3,662,534)     (18,712,943)
                                                ============================

(1) Net loss due to loss of properties for the month of September represents:

Write-off of multi-family receivables relating to two
properties whose mortgages are in default.                          4,225,874
                                                                    =========

There are two additional multi-family properties that may be lost through foreclosure in the near future. The partnerships which own these properties are in the process of attempting to sell these properties but are unable to determine whether such sales will occur or at what price.

There are eleven senior living properties that are currently in default of their mortgages.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                               September 30, 2000

                                                   Book Value        Book Value
                                                    at end of       on Petition
                                                      Month             Date
                                                  -----------------------------
Assets:

Cash                                                 3,148,367        2,998,777
Notes & Receivables                                204,892,997      227,986,234
Investments                                         15,611,093       16,099,729
Construction in Progress                               715,940          739,486
Furniture & Equipment-net                              609,199        4,658,158
Other Assets                                        18,069,216       18,526,143
                                                  -----------------------------

Total Assets                                       243,046,812      271,008,527
                                                  =============================

Liabilities Not Subject to Compromise:

Accounts Payable                                       419,578          549,781
Professional Fees                                      720,000               --
                                                  -----------------------------

Total Post-Petition Liabilities                      1,139,578          549,781
                                                  -----------------------------

Deferred Income                                     60,767,789       67,403,696
Deferred Rent Obligations                                   --        2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       106,085,081      106,385,512
Priority Debt                                          224,084          486,635
Unsecured Debt                                      84,001,681       84,197,250
                                                  -----------------------------

Total Pre-Petition Liabilities                     190,310,846      191,069,397
                                                  -----------------------------

Stockholders' Equity:

Common Stock                                           178,000          178,000
Treasury Stock                                      (1,579,817)      (1,579,817)
Paid-in-Capital                                     75,350,594       75,053,000
Accumulated Deficit                                (57,190,813)     (57,190,813)
Net (loss) for period                              (25,929,365)      (7,216,422)
                                                  -----------------------------

Total Stockholders' Equity                          (9,171,401)       9,243,948
                                                  -----------------------------

Total Liabilities & Stockholders' Equity           243,046,812      271,008,527
                                                  =============================

                           Case Number: 00-32578(NLW)
                      Reporting Period: Month of September
                          Status of Postpetition Taxes
                                 Fort Lee office

                          Beginning      Amount                                            Ending
                             Tax        Withheld    Amount      Date         Check No       Tax
                          Liability    or Accrued    Paid       Paid          or EFT      Liability
                         --------------------------------------------------------------------------
Federal

Withholding                    684      25,823      25,823    9/15,9/28     see attached        684
FICA-Employee                  329       3,674       3,674    9/15,9/28     see attached        329
FICA-Employer                  329       3,674       3,674    9/15,9/28     see attached        329
Unemployment                     0                                          see attached          0
Income                           0                                                                0
Other:                           0                                                                0
                         --------------------------------------------------------------------------
  Total Federal Taxes        1,341      33,171      33,171            0                0      1,341
                         --------------------------------------------------------------------------

State & Local

Withholding                      0       7,401       7,401    9/15,9/28     see attached          0
Sales                            0
Excise                           0
Unemployment                     0          63          63    9/15,9/28     see attached          0
Real Property                    0
Personal Property                0
Other                            0
                         --------------------------------------------------------------------------
  Total State & Local            0       7,465       7,465            0                0          0
                         --------------------------------------------------------------------------

Total Taxes                  1,341      40,636      40,636            0                0      1,341
                         ==========================================================================

                           Case Number: 00-32578(NLW)
                      Reporting Period: Month of September
                          Status of Postpetition Taxes
                                   Boca Office

                          Beginning      Amount                                            Ending
                             Tax        Withheld    Amount      Date         Check No       Tax
                          Liability    or Accrued    Paid       Paid          or EFT      Liability
                         --------------------------------------------------------------------------
Federal

Withholding                 (1,145)     36,551      36,551    9/15,9/29     see attached    (1,145)
FICA-Employee                     0      9,624       9,624    9/15,9/29                          0
FICA-Employer                 (296)      9,624       9,624    9/15,9/29                       (296)
Unemployment                               122         122    9/15,9/29                          0
Income                            0                                                              0
Other:                            0                                                              0
                         --------------------------------------------------------------------------
  Total Federal Taxes       (1,441)     55,921      55,921            0             0       (1,441)
                         --------------------------------------------------------------------------

State & Local

Withholding
Sales
Excise
Unemployment                               276         276    9/15,9/29
Real Property
Personal Property
Other
                         --------------------------------------------------------------------------
  Total State & Local             0        276         276            0             0            0
                         --------------------------------------------------------------------------

Total Taxes                 (1,441)     56,197      56,197            0             0       (1,441)
                         ==========================================================================

Case Number: 00-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                        Reporting period: September 2000

                                                          Number of Days Past Due
                              Current      0-30       31-60      61-90     Over 90     Total
                             -----------------------------------------------------------------
Accounts Payable                          54,440      5,369      3,500      21,685      84,994
Accrued expenses               47,989                                       19,806      67,795
Taxes Payable                  24,014                                        1,341      25,355
Other                         203,932      8,872     10,627      3,617      14,386     241,434
                             -----------------------------------------------------------------

Total Post Petition Debts     275,935     63,312     15,996      7,117      57,218     419,578
                             =================================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE- POST PETITION - BOCA
AS OF 09/30/00
S:\SHARED\APRECON.WK4

ACCOUNTS PAYABLE SUB-LEDGER                                         37,384.49

Add:                                                                     0.00
Less                                                                     0.00
                                                                   ----------

Accounts Payable Balance Per G/L @09/30/00                          37,384.49
                                                                   ==========

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 09/30/00
S:\SHARED\APRECON.WK4

ACCOUNTS PAYABLE SUB-LEDGER                                         47,609.28

Add:                                                                     0.00
Less:                                                                    0.00
                                                                   ----------

Accounts Payable Balance per G/L @09/30/00                          47,609.28
                                                                   ==========

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 0O-32578(NLW)
                        Reporting Period - September 2000

Debtor Questionaire

                                                                    Yes      No
--------------------------------------------------------------------------------

1.  Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
    explanation below.                                               X

--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
    provide an explanation below.                                             X

--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed? If no,
    provide an explanation below.                                    X

--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other
    necessary insurance coverages in effect? If no, provide an
    explanation below.                                               X

--------------------------------------------------------------------------------

Explanation to question 1:

Write-off of two multi-family receivables relating to properties whose mortgages are in default.